SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

May 15, 2003
Date of Report (Date of earliest event reported)

SPECTRUM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	000-28782 (Commission File Number)	93-0979187 (IRS Employer Identification Number)

157 Technology Drive Irvine, California (Address of principal executive offices)		92618 (Zip Code)

(949) 788-6700
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibits:	Description of Document

99.1	Press Release dated May 15, 2003.

Item 9.	Regulation FD Disclosure (Information provided under Item 12—Disclosure of Results of Operations and Financial Condition).

     Pursuant to Securities and Exchange Commission Release No. 33-8216, dated March 27, 2003, the information provided herein is being furnished under Item 12 of Form 8-K.

     On May 15, 2003, we issued a press release, which sets forth our results of operations for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2003

SPECTRUM PHARMACEUTICALS, INC.

By:	/s/ Michael P. McManus

Name: Title:	Michael P. McManus Controller

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EXHIBIT INDEX

Exhibits:	Description of Document

99.1	Press Release dated May 15, 2003.

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